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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 30, 1998

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                                CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                       0-27470                       54-725021
           (State or other                (Commission File              (I.R.S. Employer)
           jurisdiction of                    Number)
           incorporation or                                            Identification No.)
            organization)

          2100 RESTON PARKWAY
            RESTON, VIRGINIA                                                 20191
(Address of principal executive offices)                                  (Zip Code)


      Registrant's telephone number, including area code:  (703) 620-4200
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On April 30, 1998, pursuant to an Agreement and Plan of Reorganization dated as of April 8, 1998 (the "Plan of Reorganization"), by and among CyberCash, a Delaware corporation ("CyberCash"), CyberCash Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of CyberCash ("Merger Sub"), and ICVerify Inc., a California corporation ("ICVerify"), ICVerify was merged with and into Merger Sub, and Merger Sub became the surviving entity (the "Merger"). Under the terms of the Plan of Reorganization, each share of common stock of ICVerify ("ICVerify Common
Stock") was converted into the right to receive .25227414247 of a share of common stock of CyberCash ("CyberCash Common Stock"). Each share of Series A Preferred Stock was converted into the right to receive $2.16161462306 and
 .08453117344 of a share of CyberCash Common Stock. Each share of Series B Preferred Stock was converted into the right to receive $2.16161462306 and
 .16374496953 of a share of CyberCash Common Stock. Also under the terms of the Plan of Reorganization, each outstanding option to acquire shares of ICVerify Common Stock ("ICVerify Option") was assumed by CyberCash and converted into an option to acquire 0.2464 of a share of CyberCash Common Stock for each share of ICVerify Common Stock underlying such ICVerify Option.

         In the aggregate, as a result of the Merger, CyberCash issued 2,300,000 shares of CyberCash Common Stock in exchange for the shares of ICVerify Common Stock that were outstanding on April 30, 1998, and the ICVerify Options that were outstanding on such date were converted into options to purchase an aggregate of 380,000 shares of CyberCash Common Stock (the "CyberCash Options"). The Merger was accounted for as a purchase.

         The Company prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3, which was filed on April 30, 1998, with respect to the shares of CyberCash Common Stock issued in the Merger. In addition, CyberCash will register with the Commission the shares of CyberCash Common Stock issuable upon exercise of the CyberCash Options.

         A copy of the press release announcing the effectiveness of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) It is impracticable to provide the audited financial statements of ICVerify pursuant to Rule 3-05 of Regulation S-X for the periods required at the date of this report. The registrant intends to file such financial statements as soon as they become available and in any event not later than June 29, 1998, if the Commission has not waived such requirement prior to such date.

         (b) It is impracticable to provide the pro forma financial information of ICVerify required pursuant to Article 11 of Regulation S-X at the date of this report. The registrant intends to file such pro forma financial information as soon as it becomes available and in any event not later than June 29, 1998, if the Commission has not waived such requirement prior to such date.

         (c)     Exhibits

                 Exhibit No.        Description
                 -----------        -----------
                 2.1                Agreement and Plan of Reorganization dated
                                    April 8, 1998 among CyberCash, Inc.,
                                    CyberCash Acquisition Corporation and
                                    ICVerify Inc.

                 99.1 Press Release dated May 1, 1998 announcing the effectiveness of the Merger.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CyberCash, Inc.



May 1, 1998                                     By:  /s/ William N. Melton
                                                     ---------------------
                                                     William N. Melton
                                                     President






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                               INDEX TO EXHIBITS

Exhibit No.           Description
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2.1                   Agreement and Plan of Reorganization dated April 8, 1998
                      among CyberCash, Inc., CyberCash Acquisition Corporation and ICVerify Inc.

99.1 Press Release dated May 1, 1998 announcing the effectiveness of the Merger.

Incorporated by reference to Exhibit 2.1 to the registrant's Registration Statement on Form S-3 (No. 333-51495) filed with the Securities and Exchange Commission, which became effective on April 30, 1998.






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